[PUTNAM INVESTMENTS LOGO]











                                                  Lincoln National
                                                  Aggressive Growth Fund, Inc.
                                                  Annual Report
                                                  December 31, 1999

Lincoln National Aggressive Growth Fund, Inc.

Index

     Commentary

     Statement of Net Assets

     Statement of Operations

     Statements of Changes in Net Assets

     Financial Highlights

     Notes to Financial Statements

     Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Aggressive Growth Fund, Inc.


Managed by: [PUTNAM INVESTMENTS LOGO]


The Fund returned 42.4% for the year ended December 31, 1999 outperforming its benchmark, the S&P MidCap 400 Index,* which returned 14.7%. Mid- and large-capitalization growth stocks continued to lead the markets during this period. Putnam Investments assumed subadvisory responsibilities May 1, 1999.

1999 was marked by rapid, widespread market rotation. In the first three months, large-cap growth stocks set records; mid- and small-cap stocks did not participate in these gains. Large-capitalization stocks continued to lead the markets during this period and growth outperformed value. After second-quarter broadening and significant sector rotation, third-quarter markets again narrowed with large-cap growth stocks in the lead. In the final quarter, equity markets hit new heights but continued to narrow, with a select number of large-cap growth stocks continuing their reign. Technology stocks clearly led the market's surge.

For the year overall, strong stock selection was responsible for portfolio's robust return. The best-performing stocks were in the technology, consumer staples, and communications services sectors. Technology, the clear market leader for 1999, was the prime contributor to the portfolio's outperformance. Our process is designed to identify growth companies whose earnings are consistently rising faster than average. The continued strength of such companies, particularly in technology, continued to power the Fund.

Looking ahead, we believe that, though U.S. economic growth may slow in 2000, it will remain relatively robust. Markets already are watching nervously for signs of inflation, which will be a major influence on stock prices. We also expect to see further Fed rate hikes if strong economic growth translates into inflation. We believe that high-quality growth companies will continue to benefit from persistent demand and visible earnings growth, particularly within the consumer cyclicals sector.

Eric M. Wetlaufer


Growth of $10,000 invested 1/3/94 through 12/31/99

                               1/3/94   12/31/98
Aggressive Growth Fund        $10,000    $23,396
S&P 400                       $10,000    $27,183


This chart illustrates, hypothetically, that $10,000 was invested in the Aggressive Growth Fund on 1/3/94. As the chart shows, by December 31, 1999, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $23,396. For comparison, look at how the S&P Mid-Cap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $27,183 Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual return         Ended
on investments                12/31/99
----------------------------------------
One Year                      +42.43%
----------------------------------------
Five Year                     +20.89%
----------------------------------------
Lifetime
(since 1/3/94)                +15.22%
----------------------------------------


* Standard & Poor's Midcap 400 Index - Measures performance of 400 medium-sized companies. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.

                            Aggressive Growth Fund 1

Lincoln National
Aggressive Growth Fund, Inc.

Statement of Net Assets
December 31, 1999

Investments:
                                                   Number      Market
Common Stock:                                      of Shares   Value
-----------------------------------------------------------------------------
Automobiles & Auto Parts: 0.8%
Danaher                                              70,200      $3,387,150
-----------------------------------------------------------------------------

Banking, Finance & Insurance: 2.2%
-----------------------------------------------------------------------------
Finova Group                                         66,800       2,371,400
GreenPoint Financial                                 85,300       2,031,206
M & T Bank                                            4,800       1,988,400
Zions                                                57,300       3,391,444
-----------------------------------------------------------------------------
                                                                  9,782,450
Business Services: 2.6%
-----------------------------------------------------------------------------
Convergys *                                         138,000       4,243,500
Young & Rubicam                                     106,200       7,513,650
-----------------------------------------------------------------------------
                                                                 11,757,150
Cable, Media & Publishing: 6.8%
-----------------------------------------------------------------------------
InterPublic Group *                                  87,200       5,030,350
Omnicom Group                                        55,700       5,570,000
Radio One *                                          29,100       2,683,566
Spanish Broadcasting Systems Class A *              125,500       5,027,844
TMP Worldwide *                                      31,700       4,491,493
Univision Communications *                           39,000       3,985,313
Valassis Communications *                            63,600       2,687,100
World Wrestling Foundation Entertainment *           45,400         781,731
-----------------------------------------------------------------------------
                                                                 30,257,397
Chemicals: 0.8%
-----------------------------------------------------------------------------
Praxair                                              68,000       3,421,250
-----------------------------------------------------------------------------

Computers & Technology: 32.3%
-----------------------------------------------------------------------------
I2 Technologies *                                    25,800       5,026,162
Apple Computer *                                     41,100       4,224,309
BEA Systems *                                        76,400       5,350,388
Checkfree Holdings *                                 14,500       1,526,125
CMGI *                                               36,500      10,104,797
Computer Sciences *                                  51,900       4,911,038
Comverse Technology *                                78,200      11,317,010
Doubleclick *                                        27,100       6,863,922
Fiserv *                                            121,600       4,651,200
Gateway *                                            76,100       5,483,956
Intuit *                                             86,200       5,163,919
Jabil Circuit *                                     118,700       8,665,100
Juniper Networks *                                    6,315       2,144,929
Legato Systems *                                     34,000       2,338,562
Lexmark International Group A *                      66,700       6,036,350
Linear Technology                                    20,649       1,477,694
Macromedia *                                         48,900       3,575,813
Peregrine Systems *                                  36,300       3,052,603
Phone.com *                                          18,500       2,149,469
Rational Software *                                 136,600       6,723,281
Siebel Systems *                                     94,300       7,932,988
Teradyne *                                           81,000       5,346,000
VeriSign *                                           66,500      12,705,656
Veritas Software *                                  124,300      17,786,553
-----------------------------------------------------------------------------
                                                                144,557,824
Consumer Products: 1.2%
-----------------------------------------------------------------------------
Estee Lauder Class A                                104,900       5,290,894
-----------------------------------------------------------------------------

Electronics & Electrical Equipment: 18.8%
-----------------------------------------------------------------------------
Altera *                                             77,800       3,855,963
Analog Devices *                                    106,500       9,904,500
Conexant Systems *                                   53,000       3,509,594
DII Group *                                          50,400       3,576,825
E-Tek Dynamics *                                     35,100       4,716,562
Florida Progress                                     43,300       1,832,131

                                                   Number      Market
Electronics & Electrical Equipment (Cont.)         of Shares   Value
-----------------------------------------------------------------------------
JDS Uniphase *                                       62,600    $ 10,098,163
Lam Research *                                       25,200       2,812,950
LSI Logic *                                          71,300       4,812,750
Maxim Integrated Products *                         177,300       8,360,803
PMC - Sierra *                                       29,900       4,792,409
Sanmina *                                            27,700       2,759,613
Sawtek *                                             13,800         918,994
SCI Systems *                                        38,100       3,131,344
Symbol Technologies                                 150,600       9,572,512
Vitesse Semiconductor *                              69,200       3,626,513
Waters *                                             30,800       1,632,400
Xilinx *                                             98,000       4,455,938
-----------------------------------------------------------------------------
                                                                 84,369,964
Energy: 1.9%
-----------------------------------------------------------------------------
Burlington Resources                                 52,300       1,729,169
Cooper Cameron *                                     47,700       2,334,319
Murphy Oil                                           41,900       2,404,012
Smith International *                                45,700       2,270,719
-----------------------------------------------------------------------------
                                                                  8,738,219
Environmental Services: 2.7%
-----------------------------------------------------------------------------
Ecolab                                               93,600       3,662,100
PE Corp - PE Biosystems Group                        71,600       8,614,375
-----------------------------------------------------------------------------
                                                                 12,276,475
Food, Beverage & Tobacco: 1.4%
-----------------------------------------------------------------------------
Darden Restaurants                                  149,000       2,700,625
U.S. Foodservice *                                  217,000       3,634,750
-----------------------------------------------------------------------------
                                                                  6,335,375
Healthcare & Pharmaceuticals: 5.3%
-----------------------------------------------------------------------------
Allergan                                             71,000       3,532,250
Idexx Laboratories *                                 72,900       1,180,069
Immunex *                                            73,700       8,067,850
IMS Health                                           60,800       1,653,000
Medimmune *                                          46,900       7,776,606
Visx *                                               29,800       1,543,081
-----------------------------------------------------------------------------
                                                                 23,752,856
Leisure, Lodging & Entertainment: 2.6%
-----------------------------------------------------------------------------
Harley-Davidson                                      38,100       2,440,781
Harrah's Entertainment *                            192,800       5,097,150
Royal Caribbean Cruises                              82,700       4,078,144
-----------------------------------------------------------------------------
                                                                 11,616,075
Packaging & Containers: 0.5%
-----------------------------------------------------------------------------
Sealed Air *                                         44,700       2,316,019
-----------------------------------------------------------------------------

Retail: 8.2%
-----------------------------------------------------------------------------
Abercrombie & Fitch Class A *                       104,500       2,788,843
AnnTaylor Stores *                                   76,000       2,617,250
BJ's Wholesale Club *                               142,300       5,193,950
Circuit City Stores                                 135,200       6,092,450
Family Dollar Stores                                183,200       2,988,450
Kohl's *                                             49,600       3,580,500
Linens N Things *                                   137,300       4,067,512
Tandy                                               103,300       5,081,069
Tiffany                                              48,800       4,355,400
-----------------------------------------------------------------------------
                                                                 36,765,424
Telecommunications: 7.8%
-----------------------------------------------------------------------------
ADC Telecommunications *                             72,900       5,287,528
Allegiance Telecom *                                 53,800       4,942,875
Ciena *                                              17,900       1,029,810
McLeod Class A *                                     79,800       4,693,237
Network Appliance *                                  98,400       8,170,275
NTL *                                                36,000       4,486,500
Omnipoint *                                          33,200       3,998,525
Telephone & Data Systems                             19,800       2,494,800
-----------------------------------------------------------------------------
                                                                 35,103,550
Textiles, Apparel & Furniture: 0.8%
-----------------------------------------------------------------------------
Furniture Brands International *                    149,800       3,295,600
Westpoint Stevens                                    16,000         280,000
-----------------------------------------------------------------------------
                                                                  3,575,600

                            Aggressive Growth Fund 2

                                                  Number       Market
                                                  of Shares    Value
-----------------------------------------------------------------------------
Utilities: 1.5%
-----------------------------------------------------------------------------
Calpine *                                           103,400    $  6,617,600
-----------------------------------------------------------------------------

Common Stock: 98.2%
(Cost $300,110,327)                                             439,921,272
-----------------------------------------------------------------------------

                                                Par
Repurchase Agreement:                           Amount
-----------------------------------------------------------------------------
Warburg, Dillon & Read Repurchase
Agreement, dated 12/31/99, 2.75%,
maturing 1/3/00, collateralized by $11,619,650
U.S. Treasury Notes, 7.125%, 2/15/23,
market value $11,917,893                        $11,665,000      11,665,000
-----------------------------------------------------------------------------

Total Repurchase Agreement: 2.6%
(Cost $11,665,000)                                               11,665,000
-----------------------------------------------------------------------------

Total Investments: 100.8%
(Cost $311,775,328)                                             451,586,272
-----------------------------------------------------------------------------
Other Assets Under Liabilities: (0.8)%                          (3,393,401)
-----------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $19.038 per share
based on 23,541,495 shares
issued and outstanding)                                        $448,192,871
-----------------------------------------------------------------------------

Components of Net Assets at December 31, 1999:
-----------------------------------------------------------------------------
Common Stock, par value $.01 per share,
50,000,000 authorized shares                                   $    235,415
Paid in capital in excess of par value of shares issued         280,269,335
Accumulated net realized gain on investments                     27,877,175
Net unrealized appreciation of investments                      139,810,946
-----------------------------------------------------------------------------

Total Net Assets                                               $448,192,871
-----------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.


                            Aggressive Growth Fund 3

Lincoln National Aggressive Growth Fund, Inc.

Statement of Operations

Year ended December 31, 1999

Investment income:
 Dividends                                                           $875,177
------------------------------------------------------------------------------
 Interest                                                             438,839
------------------------------------------------------------------------------
  Total investment income                                           1,314,016
------------------------------------------------------------------------------

Expenses:
 Management fees                                                    2,417,737
------------------------------------------------------------------------------
 Accounting fees                                                      154,100
------------------------------------------------------------------------------
 Printing and postage                                                 143,780
------------------------------------------------------------------------------
 Professional fees                                                     87,049
------------------------------------------------------------------------------
 Custody fees                                                          34,068
------------------------------------------------------------------------------
 Directors fees                                                         4,200
------------------------------------------------------------------------------
 Other                                                                 53,329
------------------------------------------------------------------------------
  Total expenses                                                    2,894,263
------------------------------------------------------------------------------
Net investment loss                                                (1,580,247)
------------------------------------------------------------------------------
Net realized and unrealized gain on investments:
------------------------------------------------------------------------------

 Net realized gain on investment transactions                      48,798,680
------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
   of investments                                                  87,585,017
------------------------------------------------------------------------------
Net realized and unrealized gain on investments                   136,383,697
------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                        $134,803,450
------------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                     Year ended    Year ended
                                                     12/31/99      12/31/98
                                                     ---------------------------
Changes from operations:
 Net investment income (loss)                        $ (1,580,247) $     29,870
--------------------------------------------------------------------------------
 Net realized gain (loss) on investment transactions   48,798,680   (20,687,677)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
 of investments                                        87,585,017    (2,668,620)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                             134,803,450   (23,326,427)
--------------------------------------------------------------------------------

Distributions to shareholders from:
 Net investment income                                    (29,870)     (473,358)
--------------------------------------------------------------------------------
 Net realized gain on investment transactions                   -   (45,635,441)
--------------------------------------------------------------------------------
  Total distributions to shareholders                     (29,870)  (46,108,799)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions             (21,947,147)   62,038,964
--------------------------------------------------------------------------------
 Total increase (decrease) in net assets              112,826,433    (7,396,262)
--------------------------------------------------------------------------------

Net Assets, beginning of year                         335,366,438   342,762,700
--------------------------------------------------------------------------------
Net Assets, end of year                              $448,192,871  $335,366,438
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                            Aggressive Growth Fund 4

Lincoln National Aggressive Growth Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each year)

                                           Year ended December 31,
                                           1999(2)    1998       1997       1996       1995
                                           -----------------------------------------------------
Net asset value, beginning of year         $ 13.367   $ 16.385   $ 13.980   $ 12.183   $  9.048
Income (loss) from investment operations:
   Net investment income (loss)              (0.060)     0.001      0.023      0.004      0.007
   Net realized and unrealized gain (loss)
      on investments                          5.732     (0.810)     3.055      1.989      3.135
                                           -----------------------------------------------------
   Total from investment operations           5.672     (0.809)     3.078      1.993      3.142
                                           -----------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income      (0.001)    (0.023)         -     (0.004)    (0.007)
   Distributions from net realized gain on
       investment transactions                    -     (2.186)    (0.673)    (0.192)         -
                                           -----------------------------------------------------
Total dividends and distributions            (0.001)    (2.209)    (0.673)    (0.196)    (0.007)
                                           -----------------------------------------------------
Net asset value, end of year               $ 19.038   $ 13.367   $ 16.385   $ 13.980   $ 12.183
                                           -----------------------------------------------------

Total Return(1)                               42.43%     (6.20%)    23.09%     17.02%    34.15%

Ratios and supplemental data:
   Ratio of expenses to average net assets     0.87%      0.81%      0.81%      0.82%     0.94%
   Ratio of net investment income (loss)
       to average net assets                  (0.48%)     0.01%      0.16%      0.03%     0.06%
   Portfolio Turnover                        208.50%    102.33%    105.07%     77.51%    85.82%
   Net assets, end of year (000 omitted)   $448,193   $335,366   $342,763   $242,609  $138,471

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Commencing May 1, 1999 Putnam Investments replaced Lynch & Mayer as the Fund's sub-adviser.

See accompanying notes to financial statements.

                            Aggressive Growth Fund 5

Lincoln National Aggressive Growth Fund, Inc.

Notes to Financial Statements

December 31, 1999

The Fund: Lincoln National Aggressive Growth Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize capital appreciation. The Fund invests in stocks of smaller, lesser-known companies, which have a chance to grow significantly in a short time.

1. Significant Accounting Policies

Security Valuation: All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .75% of the first $200,000,000 of the average daily net assets of the Fund, .70% of the next $200,000,000, and .65% of the average daily net assets of the Fund in excess of $400,000,000. Effective May 1, 1999, Putnam Investments replaced Lynch & Mayer as the Fund's sub-adviser. The sub-advisor, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1999.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.


                            Aggressive Growth Fund 6

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1999 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 1999 are as follows:

         Aggregate     Aggregate     Gross         Gross          Net
         Cost of       Proceeds      Unrealized    Unrealized     Unrealized
         Purchases     From Sales    Appreciation  Depreciation   Appreciation
------------------------------------------------------------------------------
         $679,811,034  $690,666,860  $152,329,332  $(13,317,369)  $139,011,963

4. Supplemental Financial Instrument Information

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. The Advisor is responsible for determining that the value of the collateral is at least equal to the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

5. Summary of Changes From Capital Share Transactions

                                              Shares Issued Upon                                 Net Increase (Decrease)
                      Capital                 Reinvestment of        Capital Shares              Resulting From Capital
                      Shares Sold             Dividends              Redeemed                    Share Transactions
                      ------------------------------------------------------------------------------------------------------
                      Shares     Amount       Shares     Amount      Shares       Amount         Shares        Amount
                      ------------------------------------------------------------------------------------------------------
Year ended
  December 31, 1999:  3,059,555  $41,142,340      2,205     $29,870  (4,608,585)  $(63,119,357)  (1,546,825)   $(21,947,147)
Year ended
  December 31, 1998:  2,713,832   38,444,307  3,125,236  46,108,799  (1,669,529)   (22,514,142)   4,169,539      62,038,964

6. Distributions to Shareholders

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.


                            Aggressive Growth Fund 7

Lincoln National Aggressive Growth Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Aggressive Growth Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Aggressive Growth Fund, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Aggressive Growth Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000



                            Aggressive Growth Fund 8